FCPT Announces First Quarter 2019 Financial and Operating Results MILL VALLEY, CA – April 23, 2019 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2019. Management Comments “During the first quarter, our financial results and the performance of the existing portfolio were in line with expectations, and we continued to make acquisitions to expand our high-quality portfolio,” said Bill Lenehan, Chief Executive Officer. “We were also able to continue to access the equity markets and maintain a strong balance sheet with low leverage compared to our peers. We begin the second quarter well capitalized to meet expected acquisition funding needs.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter increased 15.3% over the prior year to $34.2 million. Rental revenue consisted of $31.9 million in cash rents and $2.3 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $17.5 million for the first quarter, or $0.26 per diluted share. These results compare to net income attributable to common shareholders of $16.3 million in the prior year, or $0.26 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the first quarter was $0.35, representing flat per share results compared to the first quarter in 2018. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the first quarter was $0.34, representing flat per share results compared to the first quarter in 2018. General and Administrative (G&A) Expense • G&A expense for the first quarter was $3.9 million, which included $1.2 million of non-cash stock-based compensation. These results compare to G&A expense for the same quarter in the prior year of $3.6 million, which included $1.2 million of non-cash stock-based compensation. • Cash G&A expense (after excluding non-cash stock-based compensation) for the quarter was $2.7 million, representing 8.6% of cash rental income for the quarter. This result compares favorably to the first quarter of 2018, when cash G&A expense was 8.8% of cash rental income. Dividends • FCPT declared a dividend of $0.2875 per common share for the first quarter of 2019. Portfolio Activities Acquisitions • During the first quarter of 2019, FCPT acquired 11 restaurant properties for a combined purchase price of $19.6 million at an initial weighted average cash yield of 6.7%, including percentage rent consideration, and a weighted average lease term of 10.8 years.

Liquidity and Capital Markets Capital Raising • Year to date through April 1, FCPT sold 1,663,116 shares under the Company's ATM program. This included 59,638 shares sold through the managers under the ATM program for gross proceeds of approximately $1.8 million, at a weighted average share price of $29.49, and 1,603,478 shares sold by a forward purchaser through a manager under the ATM program and pursuant to a forward sale agreement, at a weighted average share price of $29.30, for gross proceeds of approximately $47.0 million based on the initial forward price. Cash • At March 31, 2019, FCPT had $61.4 million of available cash and cash equivalents net of dividends payable in April. Credit Facility and Unsecured Note • At March 31, 2019, FCPT had $625 million of outstanding debt, consisting of $400 million of term loans and $225 million of senior unsecured fixed rate notes. At quarter end, FCPT was undrawn on its $250 million revolving credit facility. Real Estate Portfolio • As of March 31, 2019, the Company’s rental portfolio consisted of 621 restaurant properties located in 45 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 12.0 years and an estimated portfolio weighted average EBITDAR to Lease Rent coverage of 4.6x. A supplemental financial and operating report that contains non-GAAP measures and other defined terms, along with this press release, has been posted to the investor relations section of the Company’s website at http://investors.fcpt.com/. Conference Call Information Company management will host a conference call and audio webcast on Wednesday, April 24, 2019 at 11:00 am Eastern Time to discuss the results. Interested parties can listen to the call via the following: Internet: Go to http://services.choruscall.com/links/fcpt190424.html at least 15 minutes prior to start time of the call, in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the FCPT call. Replay: Available through August 23, 2019 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10130533. About FCPT FCPT is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio primarily by acquiring additional real estate to lease, on a net basis, for use in the restaurant and food industry.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the First Quarter 2019 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) Three Months Ended March 31, 2019 2018 Revenues: Rental revenue $ 34,208 $ 29,589 Restaurant revenue 5,393 5,214 Total revenues 39,601 34,803 Operating expenses: General and administrative 3,946 3,583 Depreciation and amortization 6,361 5,345 Property expenses 308 86 Restaurant expenses 4,983 4,870 Total operating expenses 15,598 13,884 Net operating income 24,003 20,919 Interest expense (6,747) (4,855) Other income, net 413 358 Income tax expense (68) (58) Net income 17,601 16,364 Net income attributable to noncontrolling interest (98) (109) Net Income Attributable to Common Shareholders $ 17,503 $ 16,255 Basic net income per share $ 0.26 $ 0.27 Diluted net income per share $ 0.26 $ 0.26 Regular dividends declared per share $ 0.2875 $ 0.2750 Weighted-average shares outstanding: Basic 68,202,950 61,291,642 Diluted 68,453,720 61,413,978

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2019 (Unaudited) December 31, 2018 ASSETS Real estate investments: Land $ 580,580 $ 569,057 Buildings, equipment and improvements 1,239,033 1,236,224 Total real estate investments 1,819,613 1,805,281 Less: Accumulated depreciation (618,258) (614,584) Total real estate investments, net 1,201,355 1,190,697 Intangible lease assets, net 22,464 18,998 Total real estate investments and intangible lease assets, net 1,223,819 1,209,695 Cash and cash equivalents 81,013 92,041 Straight-line rent adjustment 32,501 30,141 Derivative assets 2,999 5,982 Other assets 9,225 5,239 Total Assets $ 1,349,557 $ 1,343,098 LIABILITIES AND EQUITY Liabilities: Long-term debt ($625,000 and $525,000 principal, respectively) $ 616,404 $ 615,892 Dividends payable 19,626 19,580 Rent received in advance 8,658 1,609 Other liabilities 15,651 7,053 Total liabilities 660,339 644,134 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 68,368,264 and 68,204,045 shares issued and outstanding, respectively 7 7 Additional paid-in capital 637,117 639,116 Accumulated other comprehensive income 2,341 5,956 Noncontrolling interest 5,858 7,867 Retained earnings 43,895 46,018 Total equity 689,218 698,964 Total Liabilities and Equity $ 1,349,557 $ 1,343,098

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) Three Months Ended March 31, 2019 2018 Funds from operations (FFO): Net income $ 17,601 $ 16,364 Depreciation and amortization 6,344 5,317 Realized gain on sales of real estate - - Realized gain on exchange of real estate (1) - (228) FFO (as defined by NAREIT) $ 23,945 $ 21,453 Straight-line rent (2,359) (2,283) Non-cash stock-based compensation 1,214 1,184 Non-cash amortization of deferred financing costs 513 455 Other non-cash interest income (3) (5) Non-real estate investment depreciation 17 13 Amortization of above and below market leases, net 12 15 Adjusted Funds from Operations (AFFO) $ 23,339 $ 20,832 (2) Fully diluted shares outstanding 68,802,268 61,823,298 FFO per diluted share $ 0.35 $ 0.35 AFFO per diluted share $ 0.34 $ 0.34 (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interest.